UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2020
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2020, Federal Signal Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of the February 28, 2020 record date, there were 60,720,054 shares of the Company’s common stock outstanding. The holders of 55,593,884 shares of common stock, representing 91.56% of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting virtually via the Internet or by proxy. This amount represented a quorum. Set forth below are the final voting results for each of the three proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 12, 2020 (the “2020 Proxy Statement”) and the proxy statement supplement filed with the SEC on April 2, 2020.

Proposal 1.

The following nominees were elected to the Board of Directors to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 2,110,394 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
Eugene J. Lowe, III	52,813,213	670,277
Dennis J. Martin	52,595,374	888,116
Richard R. Mudge	52,070,325	1,413,165
William F. Owens	52,370,500	1,112,990
Brenda L. Reichelderfer	51,715,664	1,767,826
Jennifer L. Sherman	52,732,255	751,235
John L. Workman	52,469,692	1,013,798

Proposal 2.

The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the Company’s 2020 Proxy Statement. There were 2,110,394 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
52,288,305	974,402	220,783

In accordance with the stockholder vote at our 2017 Annual Meeting of Stockholders, advisory votes regarding executive compensation are conducted annually until the next required advisory vote on the frequency of such votes. The Company is required to hold advisory votes on frequency every six years.

Proposal 3.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
54,897,539	653,550	42,795

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 23, 2020	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer